Summary Prospectus December 29, 2023 PMC Diversified Equity Fund Advisor Class Shares (PMDEX) Institutional Class Shares (PMDQX) www.investpmc.com
Before you invest, you may want to review the PMC Diversified Equity Fund’s (the “Fund”) Statutory Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The current Statutory Prospectus and Statement of Additional Information dated December 29, 2023 are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at http://www.investpmc.com/solutions/portfolios. You can also get this information at no cost by calling (866) PMC-7338 or by sending an email request to ClientServices@envestnetpmc.com.

Investment Objective. The investment objective of the Fund is long-term capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Advisor Class Shares	Institutional Class Shares
	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.53%	0.53%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.16%	0.16%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses(1)	0.96%	0.71%
(1) Please note that Total Annual Fund Operating Expenses in the table above do not correlate to the Ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of the Prospectus because the “Financial Highlights” include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses (“AFFE”).

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Advisor Class	$98	$306	$531	$1,178
Institutional Class	$73	$227	$395	$883

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs and potentially higher taxes, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended August 31, 2023, the Fund’s portfolio turnover rate was 100.6% of the average value of its portfolio.

Principal Investment Strategies. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. companies and non-U.S. companies with varying market capitalizations.

To achieve its investment objective, the Fund will generally invest in common stocks and preferred stocks, convertible securities (specifically, convertible preferred stocks) and other equity securities of U.S. and non-U.S. companies, including when-issued securities. The Fund may invest up to 50% of its net assets in foreign securities, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). The Fund may invest up to 10% of its net assets in the equity securities of companies located in countries considered to have emerging market economies. In addition to direct investments in equity securities, at any time the Fund may seek to achieve its investment objective by investing in shares of different exchange-traded funds (“ETFs”) that primarily invest in equity securities.

The Adviser uses a proprietary quantitative risk factor model for developing, constructing and monitoring the asset allocation and portfolio strategy for the Fund according to parameters and constraints set by the Fund’s portfolio managers. The Fund invests in issuers that the Adviser believes offer potential for capital growth. In identifying candidates for investment, the Adviser may consider the issuer’s likelihood of above average earnings growth, the securities’ attractive relative valuation, the quality of the securities and whether the issuer has any proprietary advantages. The Fund generally sells securities when the Adviser believes they are fully priced or when significantly more attractive investment candidates become available. The Fund may invest in companies of any market capitalization and may invest in securities of domestic or foreign issuers. The Fund is designed to maintain a “core” or “blend” approach, and the Adviser manages the Fund’s portfolio of securities in such a way as to mitigate significant growth or value style biases.

Principal Risks. Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund. The principal risks of investing in the Fund are:

•Management Risk. The Adviser’s investment strategies for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.
•Model/Algorithm Risk. The Adviser seeks to pursue each Fund’s investment objective by using models/algorithms that incorporate quantitative analysis. Investments selected using these models may perform differently than as forecasted due to the factors incorporated into the models/algorithms and the weighting of each factor, changes from historical trends, and issues in the construction and implementation of the models/algorithms (including, but not limited to, software issues and other technological issues). There is no guarantee that the Adviser’s use of these models will result in effective investment decisions for the Funds.
•General Market Risk. The value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally.
•Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience volatility in recent months and years due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East, and the impact of the coronavirus (COVID-19) global pandemic. The impact of COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.
•When‑Issued Securities Risk. The price or yield obtained in a when-issued transaction may be less favorable than the price or yield available in the market when the securities delivery takes place, or that failure of a party to a transaction to consummate the trade may result in a loss to the Fund or missing an opportunity to obtain a price considered advantageous.
•Foreign Securities and Currency Risk. Risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies. Countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues. Income earned on foreign securities may be subject to foreign withholding taxes.
•Equity Market Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.
•Large-Cap Company Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
•Mid-Cap, Small-Cap and Micro-Cap Company Risk. Securities of mid-cap, small-cap and micro-cap companies may be more volatile and less liquid than the securities of large-cap companies.
•Convertible Securities Risk. The market value of a convertible security will perform the same as a regular fixed income security; that is, if market interest rates rise, the value of the convertible security falls. In the event of a liquidation of the issuing company, holders of convertible securities generally would be paid after the company’s creditors but before the company’s common shareholders. Consequently, an issuer’s convertible securities generally may be viewed as having more risk than its debt securities but less risk than its common stock.
•ETF Risk. Risk associated with bearing indirect fees and expenses charged by ETFs in which the Fund may invest in addition to its direct fees and expenses, as well as indirectly bearing the principal risks of those ETFs. Also, there is a risk that the market price of the ETF’s shares may trade at a discount to their net asset value or that an active trading market for an ETF’s shares may not develop or be maintained.
•Emerging Markets Risk. The Fund may invest in securities of foreign companies located in emerging markets, which are markets of countries in the initial stages of industrialization and that generally have low per capita income. In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.
•High Portfolio Turnover Rate Risk. A high portfolio turnover rate (100% or more) has the potential to result in increased brokerage transaction costs and the realization by the Fund and distribution to shareholders of a greater amount of capital gains, including short-term capital gains, than if the Fund had a low portfolio turnover rate. As a result, it is likely you may have a higher tax liability as distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws.
•Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Performance. The performance information demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the one year, five year, ten year and since inception periods compare with those of a broad measure of market performance. Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling toll-free at (866) PMC-7338.

On May 25, 2018, the Adviser assumed all responsibilities for selecting investments in the Fund’s portfolio in connection with a change to the Fund’s investment strategies. The Fund’s performance prior to this date reflects the Fund’s returns achieved when the Adviser actively managed a portion of the Fund’s portfolio and used a “manager of managers” investment strategy by engaging sub-advisers to manage other portions of the Fund’s portfolio.

Advisor Class Shares(1)
Calendar Year Returns as of December 31
(1) The returns shown in the bar chart are for Advisor Class shares of the Fund. Institutional Class shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that Institutional Class shares have lower expenses and, as a result, annual returns would be higher.

The Fund’s calendar year-to-date return as of September 30, 2023 was 7.79%. During the period shown in the bar chart, the best performance for a quarter was 18.90% (for the quarter ended June 30, 2020) and the worst performance was -24.44% (for the quarter ended March 31, 2020).

Average Annual Total Returns (for the periods ended December 31, 2022)
PMC Diversified Equity Fund - Advisor Class Shares	One Year	Five Years	Ten Years	Since Inception (August 26, 2009)
Return Before Taxes	-16.27%	3.89%	7.37%	8.20%
Return After Taxes on Distributions	-16.75%	2.65%	6.29%	7.24%
Return After Taxes on Distributions and Sale of Fund Shares	-9.29%	2.91%	5.82%	6.65%
PMC Diversified Equity Fund - Institutional Class Shares
Return Before Taxes	-16.08%	4.08%	7.47%	8.27%
MSCI World Index Net Return (reflects no deduction for fees, expenses, or taxes)	-18.14%	6.14%	8.85%	8.82%
Institutional Class shares of the Fund commenced operations on July 1, 2019. Advisor Class shares of the Fund commenced operations on August 26, 2009.

Performance shown for Institutional Class shares prior to July 1, 2019 reflects the performance of the Advisor Class shares, adjusted to reflect the lower fees and expenses applicable to Institutional Class shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred or other tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). After tax returns are shown only for Advisor Class shares and after tax returns for Institutional Class shares will vary.

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax benefit to the investor.

Management

Investment Adviser. Envestnet Asset Management, Inc. is the Fund’s investment adviser.

Portfolio Managers. Brandon R. Thomas, Managing Director, Co-Founder and Chief Investment Officer of the Adviser, has served as a portfolio manager of the Fund since 2009. Janis Zvingelis, Ph.D., Senior Vice President and Director of Quantitative Research of the Adviser, has served as a portfolio manager of the Fund since 2015.

Purchase and Sale of Fund Shares. You may purchase or redeem shares by mail, PMC Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202 (for overnight or express mail), by wire transaction or by telephone at (866) PMC-7338, on any day the New York Stock Exchange (“NYSE”) is open for trading. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial amount of investment in the Fund and exchanges into the Fund from another Fund in the PMC Funds family is $250 for Advisor Class shares and $1,000 for Institutional Class shares. Subsequent investments in the Fund and exchanges for all types of accounts may be made with a minimum investment of $50.

Tax Information. The Fund’s distributions will be taxed as ordinary income or long-term capital gain, unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.